                                  EXHIBIT 24.1

                               POWERS OF ATTORNEY

                               POWER OF ATTORNEY


         The undersigned constitutes and appoints Laurel J. Lenfestey and James
A. Orchard, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Amendment to the Poe & Brown, Inc. Registration Statement on Form S-8 relating to an increase in the number of shares available for issuance under the Poe & Brown, Inc. 1990 Employee Stock Purchase Plan from 100,000 to 250,000 shares, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:    October 16, 1995               /s/ J. Hyatt Brown
                                         ------------------------
                                             J. Hyatt Brown

                               POWER OF ATTORNEY


         The undersigned constitutes and appoints Laurel J. Lenfestey and James
A. Orchard, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Amendment to the Poe & Brown, Inc. Registration Statement on Form S-8 relating to an increase in the number of shares available for issuance under the Poe & Brown, Inc. 1990 Employee Stock Purchase Plan from 100,000 to 250,000 shares, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: October 16, 1995                 /s/ Kenneth E. Hill
                                        -------------------------
                                            Kenneth E. Hill

                               POWER OF ATTORNEY


         The undersigned constitutes and appoints Laurel J. Lenfestey and James
A. Orchard, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Amendment to the Poe & Brown, Inc. Registration Statement on Form S-8 relating to an increase in the number of shares available for issuance under the Poe & Brown, Inc. 1990 Employee Stock Purchase Plan from 100,000 to 250,000 shares, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: October 16, 1995                 /s/ Jim W. Henderson
                                        ------------------------
                                            Jim W. Henderson

                               POWER OF ATTORNEY


         The undersigned constitutes and appoints Laurel J. Lenfestey and James
A. Orchard, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Amendment to the Poe & Brown, Inc. Registration Statement on Form S-8 relating to an increase in the number of shares available for issuance under the Poe & Brown, Inc. 1990 Employee Stock Purchase Plan from 100,000 to 250,000 shares, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: October 8, 1995                  /s/ William F. Poe, Sr.
                                        -----------------------------
                                            William F. Poe, Sr.

                               POWER OF ATTORNEY


         The undersigned constitutes and appoints Laurel J. Lenfestey and James
A. Orchard, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Amendment to the Poe & Brown, Inc. Registration Statement on Form S-8 relating to an increase in the number of shares available for issuance under the Poe & Brown, Inc. 1990 Employee Stock Purchase Plan from 100,000 to 250,000 shares, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: October 9, 1995                  /s/ Samuel P. Bell, III
                                        ----------------------------
                                            Samuel P. Bell, III

                               POWER OF ATTORNEY


         The undersigned constitutes and appoints Laurel J. Lenfestey and James
A. Orchard, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Amendment to the Poe & Brown, Inc. Registration Statement on Form S-8 relating to an increase in the number of shares available for issuance under the Poe & Brown, Inc. 1990 Employee Stock Purchase Plan from 100,000 to 250,000 shares, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: October 16, 1995                 /s/ Theodore J. Hoepner
                                        -------------------------
                                            Theodore J. Hoepner

                               POWER OF ATTORNEY


         The undersigned constitutes and appoints Laurel J. Lenfestey and James
A. Orchard, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Amendment to the Poe & Brown, Inc. Registration Statement on Form S-8 relating to an increase in the number of shares available for issuance under the Poe & Brown, Inc. 1990 Employee Stock Purchase Plan from 100,000 to 250,000 shares, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.



Dated: October 8, 1995                  /s/ Charles W. Poe
                                        ------------------------
                                            Charles W. Poe

                               POWER OF ATTORNEY


         The undersigned constitutes and appoints Laurel J. Lenfestey and James
A. Orchard, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Amendment to the Poe & Brown, Inc. Registration Statement on Form S-8 relating to an increase in the number of shares available for issuance under the Poe & Brown, Inc. 1990 Employee Stock Purchase Plan from 100,000 to 250,000 shares, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: October 16, 1995                 /s/ William F. Poe, Jr.
                                        -----------------------------
                                            William F. Poe, Jr.